UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2013

THE WESTERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on February 11, 2010, Western Union Financial Services, Inc. (“WUFSI”), a subsidiary of The Western Union Company (the “Company”), entered into a Settlement Agreement (the “Settlement Agreement”) with the State of Arizona (the “State”). On June 14, 2013, WUFSI and the State filed a Joint Application for Order Tolling Time and Extending Benefits and Obligations of Settlement Agreement (the "First Motion") in the Superior Court of the State of Arizona In and For the County of Maricopa (the “Superior Court”). The First Motion requested, among other things, that the Superior Court issue an order to extend the timeframe during which the recommendations of the monitor appointed pursuant to the Settlement Agreement must be implemented for an additional 90 days beyond the original required implementation date of July 31, 2013. The Superior Court issued the requested order on June 14, 2013. WUFSI and the State filed a second Joint Application for Order Tolling Time and Extending Benefits and Obligations of Settlement Agreement (the “Second Motion”) on October 25, 2013, and the Superior Court issued the requested order on October 28, 2013. The Second Motion requested, among other things, extension of the timeframe during which the recommendations of the monitor must be implemented until December 20, 2013.

The purpose of the extension until December 20, 2013 is to allow the parties to continue discussions regarding potential amendments to the Settlement Agreement. The parties agreed to and requested additional time to conclude discussions regarding the potential amendments due to unforeseen and other circumstances, including the passing of the State’s primary attorney on the matter. The amendments under discussion may, among other things, further extend the term of the Settlement Agreement to provide WUFSI additional time to implement the monitor’s recommendations. Any such modifications to the Settlement Agreement would require the approval of the State and are expected to have adverse effects on the Company’s business, including additional costs. Additionally, if WUFSI is not able to negotiate a further extension or amendment of the Settlement Agreement or other arrangement and the State determines that WUFSI has committed a willful and material breach of the Settlement Agreement, the State has indicated that it will pursue remedies under the Settlement Agreement, which could include initiating civil or criminal actions. The pursuit by the State of such remedies could have a material adverse effect on the Company’s business, financial condition or results of operations.

The foregoing summary of the order issued by the Superior Court on October 28, 2013 does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the order, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1	Order Tolling Time Frames and Extending Benefits and Obligations of Settlement Agreement issued October 28, 2013 by The Honorable Warren Granville, Maricopa County Superior Court Judge

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: October 29, 2013	By:	/s/ Darren A. Dragovich
	Name:	Darren A. Dragovich
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Order Tolling Time Frames and Extending Benefits and Obligations of Settlement Agreement issued October 28, 2013 by The Honorable Warren Granville, Maricopa County Superior Court Judge